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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 16, 1999



                      CONSECO FINANCE SECURITIZATIONS CORP.
                                  as Seller of
                     Conseco Finance Home Loan Trust 1999-G
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    333-95118-01               41-1859796
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               file number)            identification No.)



   300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.
               ---------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.
               -------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership.
               ---------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.

Item 5.        Other Events.
               -------------

               On November 16, 1999, the Registrant issued $236,500,000 in aggregate principal amount of Loan-Backed Notes. The Class A and Class M notes were sold pursuant to a prospectus supplement, dated November 1, 1999, to a prospectus dated November 1, 1999. .

Item 6.        Resignations of Registrant's Directors.
               ---------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits.
               ----------------------------------

               (a) Financial statements of businesses acquired.

                   Not applicable.

               (b) Pro forma financial information.

                   Not applicable.

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               (c) Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                   Exhibit No.      Description
                   -----------      -----------
                       4.1          Trust Agreement between Conseco Finance
                                    Corp. as Servicer, and Wilmington Trust
                                    Company, as Owner Trustee, dated as of
                                    September 1, 1999.

                       4.2 Sale and Servicing Agreement between Conseco Finance Home Loan Trust 1999-G, Conseco Finance Corp., as Servicer, and Conseco Finance Securitizations Corp., dated as of November 1, 1999.

                       4.3 Indenture between Conseco Finance Home Loan Trust 1999-G, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of September 1, 1999.

                       4.4 Transfer Agreement between Conseco Finance Corp. and Conseco Finance Securitizations Corp., dated as of September 1, 1999.

                       4.5 Administration Agreement among Conseco Finance Home Loan Trust 1999-G, as Issuer, Conseco Finance Securitizations Corp., as Administrator, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of September 1, 1999.

                       5.1          Opinion of Dorsey & Whitney LLP as to
                                    legality.

                       8.1 Tax opinion of Dorsey & Whitney LLP dated November 16, 1999, relating to tax matters.

                                       -3-
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONSECO FINANCE SECURITIZATIONS CORP.


                                 By:/s/ Phyllis A. Knight
                                    ---------------------------------------
                                     Phyllis A. Knight
                                     Senior Vice President and Treasurer

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